--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

                                                 HICKORY PORTFOLIO

                                                 Q U A R T E R L Y

                                                    R E P O R T

                                                    DECEMBER 31, 1995

                                              ONE PACIFIC PLACE, SUITE 600
                                                  1125 SOUTH 103 STREET
                                               OMAHA, NEBRASKA 68124-6008
                                                      402-391-1980
                                                      800-232-4161
                                                    402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes our results for the one year periods ended December 31, 1995, December 31, 1994, and December 31, 1993, and the period since inception. The table also sets forth average annual total return data for the fund for the one year period ended December 31, 1995, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                              DIFFERENCE
PERIOD ENDED              HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
------------------------  -------------  ------------  ------------------------

Dec. 31, 1995                   40.5%          37.5%               3.0%

Dec. 31, 1994                   -17.3            1.3               -18.6

Dec. 31, 1993                    34.1           10.1                24.0

Since Inception (Jan. 1,
 1993) Cumulative                55.8           53.3                 2.5

Compound Annual
 Average Return                  15.9           15.3                 0.6

The Portfolio's average annual total return for one year and for the period since inception (January 1, 1993), was 40.5% and 15.9%, respectively. The return assumes redemption at the end of each period.

The graph below shows the growth in value of an initial $100,000 investment in Hickory, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.

HICKORY QUARTERLY REPORT GRAPH
                    HICKORY PORTFOLIO                    S&P 500
           ------------------------------------  ------------------------
                       CUMULATIVE      VALUE     CUMULATIVE      VALUE
             ENDING      RETURN       $25,000      RETURN       $25,000
  Ince       12/31/92           0   $   100,000     0.00000   $   100,000
             01/31/93       0.098   $   109,800     0.00835   $   100,835
             02/28/93        0.13   $   113,000     0.02208   $   102,208
  3/93       03/31/93      0.1147   $   111,470     0.04363   $   104,363
             04/30/93      0.0213   $   102,130     0.01840   $   101,840
             05/31/93      0.0701   $   107,010     0.04555   $   104,555
  6/93       06/30/93      0.0769   $   107,690     0.04860   $   104,860
             07/31/93       0.109   $   110,900     0.04437   $   104,437
             08/31/93       0.195   $   119,500     0.08390   $   108,390
  9/93       09/30/93      0.2039   $   120,390     0.07558   $   107,558
             10/31/93      0.2822   $   128,220     0.09782   $   109,782
             11/30/93      0.2422   $   124,220     0.08739   $   108,739
  12/9       12/31/93     0.34062   $   134,062     0.10053   $   110,053
             01/31/94    0.320042   $   132,004     0.13791   $   113,791
             02/28/94    0.298359   $   129,836     0.10704   $   110,704
  3/94       03/31/94    0.227388   $   122,739     0.05884   $   105,884
             04/30/94    0.215688   $   121,569     0.07243   $   107,243
             05/31/94    0.226895   $   122,690     0.08996   $   108,996
  6/94       06/30/94    0.168085   $   116,808     0.06326   $   106,326
             07/31/94     0.16099   $   116,099     0.09815   $   109,815
             08/31/94    0.230185   $   123,019     0.14308   $   114,308
  9/94       09/30/94    0.217128   $   121,713     0.11517   $   111,517
             10/31/94      0.2015   $   120,150     0.14013   $   114,013
             11/30/94    0.134875   $   113,488     0.09865   $   109,865
  12/9       12/31/94    0.108864   $   110,886     0.11491   $   111,491
             01/31/95    0.113252   $   111,325     0.14380   $   114,380
             02/28/95    0.159224   $   115,922     0.18832   $   118,832
  3/95       03/31/95     0.17615   $   117,615     0.22333   $   122,333
             04/30/95    0.172985   $   117,299     0.25933   $   125,933
             05/31/95    0.237922   $   123,792     0.30954   $   130,954
  6/95       06/30/95     0.31904   $   131,904     0.33993   $   133,993
             07/31/95    0.391803   $   139,180     0.38434   $   138,434
             08/31/95    0.487516   $   148,752     0.38779   $   138,779
  9/95       09/30/95    0.550654   $   155,065     0.44633   $   144,633
             10/31/95    0.485189   $   148,519     0.44116   $   144,116
             11/30/95    0.530983   $   153,098     0.50435   $   150,435
  12/9       12/31/95    0.557545   $   155,754     0.53332   $   153,332

This information represents past performance of the Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Information relating to the S&P 500 assumes reinvestment of dividends. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      DECEMBER 31, 1995 - QUARTERLY REPORT

                                                         January 8, 1996

Dear Fellow Shareholder:

    We ended 1995 quietly, losing a little ground relative to the S&P 500. Our final results were nevertheless quite satisfying. During the quarter, Hickory gained 0.4% to finish the year up 40.5%. Over the same periods, the S&P 500 had total returns of 6.0% and 37.5%, respectively. The S&P's return was the best since 1958. Needless to say, I do not expect 1996 will be as rewarding.

REVIEW AND OUTLOOK

    In previous letters I have told you that my goal is to maximize Hickory's long-term results, and that by long-term I mean at least three to five years. Hickory is now three years old, and for the first time it is possible to review Hickory's long-term performance. Therefore, I plan to focus this letter on that topic instead of reviewing the most recent quarter. If you have any questions about the last three months, please call. I would be happy to discuss it with you.

    Three aspects of Hickory's performance seem relevant: pre-tax returns, after-tax returns, and volatility. I will look at these topics in that order.

    The table and graph on the previous pages show Hickory's returns relative to the S&P 500 Index. Hickory's numbers are calculated after all fund expenses are paid, but before income taxes are considered, and are therefore PRE-TAX numbers. Over the fund's three-year life, Hickory's pre-tax return averaged 15.9% per year, while the S&P 500 had an average annual return of 15.3%. As a point of further comparison, these results can be compared to other similar mutual funds. Lipper, which tracks the performance of mutual funds, considers Hickory to be a "growth" fund. Lipper reports that the average "growth" fund had an average annual return of 13.8% over this three-year period. Based on these numbers, I believe we have reason to be pleased. Not only have our absolute results been good, but we have also done well relative to the stock market as a whole and relative to similar mutual funds.

    I need to emphasize that this was a very good period for stocks in general. The long-run average annual return for stocks is about 10%. Because I do not believe that stocks have permanently become better investments, I think we should expect less robust results in future years.

    Since many of you are subject to taxation on the dividends Hickory pays, I thought it would be useful to look at Hickory's AFTER-TAX returns. Since everyone's tax situation is somewhat different, there is no way to make one calculation that applies equally to all shareholders. We can, however, get a rough idea by making some assumptions. Morningstar is in the business of analyzing mutual funds. They calculate after-tax returns by assuming that the top federal tax rate (39.6% for ordinary income and 28% for long-term capital gains) is paid immediately on all distributions, and that the remainder is reinvested in the fund. Using the Morningstar assumptions, Hickory's after-tax return over the past three years averaged 15.1% per year. In other words, a federal taxpaying shareholder, subject to the highest tax rates, would have enjoyed an after-tax return that was 95% as large as a shareholder who was not subject to current taxes (15.1% divided by 15.9%).

    I believe that Hickory's tax sensitivity has been quite good. Morningstar calculates the average after-tax returns for growth mutual funds, but the numbers as of year-end 1995 are not yet available. The most recent numbers, published in October, suggest that the after-tax return over the most recent three-year period of the average growth mutual fund was 86% of its pre-tax return. I believe that Hickory's superior performance is the result of three factors. First, I do not generally focus on the dividends paid on the stocks we own. As a result, Hickory's stocks as a group have below average dividend yields, generating less current taxable income. Second, I prefer not to trade actively. Hickory's turnover has generally been 20% to 30% per year, much lower than the typical stock mutual fund. When we find good stocks and hold them for a long time, we are able to put off paying capital gains taxes until later. Finally, Hickory's total assets have been growing rapidly. Hickory started 1993 with less than $1 million in assets and now has more than $5 million. Fresh money reduces the size of dividends paid per share, reducing current tax bills.

    Looking forward, I expect that the first two factors will continue to help Hickory be tax efficient. The third factor might not help us going forward. I can't predict how rapidly Hickory's assets will grow over the next few years. I am sure, however, that Hickory's assets will not grow by five times every three years forever. My best guess is that Hickory will continue to be more tax efficient than the average mutual fund, but that it will not be as efficient as it has been these last three years.

    Thus far, the review of Hickory's three-year performance has been positive. At this point, you should be asking yourself, "What's the catch?" The catch is clearly volatility. Hickory has not outperformed the stock market every year, and not every stock I have bought for Hickory has worked. Look again at the table on the inside cover of this report and focus on 1994. I am not proud of our results that year, and will be trying very hard to avoid another year like that. However, you as shareholders need to remember that a year as bad as 1994, or worse, COULD happen again. If worrying about that possibility will keep you up at night, Hickory is not the investment for you. If, however, your goals are focused on the long term, as mine are, I believe that Hickory can continue to serve you well.

    Finally, what strategies have I used to accomplish these results? I have consistently used the strategies I have been telling you about for the last three years. I look for growing value, priced at a discount. I concentrate our assets on those companies and industries that I think have the most promise. I do not try to mirror the stock market as a whole. I buy out-of-favor companies knowing that they may stay out-of-favor for awhile. Through much of this period, we have been vastly overweighted in financial stocks and in media and telecommunications stocks such as cable and cellular. The industries may change, but the approach will not.

    As to the future, I am still cautiously optimistic. The overall stock market worries me, and I am having trouble finding ridiculously cheap stocks, but I am still able to fill Hickory with the stocks of good companies priced attractively. I would be shocked if 1996 turns out as well as 1995, but that is not a reasonable goal. I continue to believe that my approach can lead to reasonable results in the years ahead.

    As always, I welcome your questions. Thanks for your continuing support.

                                                         Sincerely,

                                                 /s/ Richard F. Lawson
                                                 Richard F. Lawson
                                                 Portfolio Manager

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SHARES
OR UNITS                                                             COST       MARKET VALUE
--------                                                          ----------    ------------
            COMMON STOCKS -- 97.3%
            BANKING -- 4.0%
   1,000    Wells Fargo & Co.                                     $   88,506     $  216,000
                                                                  ----------    ------------

            CABLE TELEVISION -- 13.1%
  11,000    Adelphia Communications CL A*                            166,000         77,000
  10,000    Comcast Corporation CL A                                 149,928        181,875
  17,000    Tele-Communications, Inc. CL A*                          269,753        337,875
   4,250    Tele-Communications Liberty Media Gr -A*                  86,356        114,219
                                                                  ----------    ------------
                                                                     672,037        710,969
                                                                  ----------    ------------

            CONSUMER PRODUCTS AND SERVICES -- 6.1%
  23,000    American Classic Voyages Co.                             271,562        250,125
   8,000    Protection One, Inc.*                                     42,000         82,000
                                                                  ----------    ------------
                                                                     313,562        332,125
                                                                  ----------    ------------

            DEFENSE -- 1.3%
   7,500    Esco Electronics Corporation*                             60,450         70,312
                                                                  ----------    ------------

            FINANCIAL SERVICES -- 17.9%
   8,000    Capital One Financial Corp.                              177,831        191,000
   1,250    Guarantee Life Companies, Inc.*                           16,250         19,687
  22,500    Imperial Credit Industries, Inc.*                        155,750        489,375
  20,000    NAB Asset Corporation*                                    72,669         90,000
   5,000    Salomon, Inc.                                            228,175        177,500
                                                                  ----------    ------------
                                                                     650,675        967,562
                                                                  ----------    ------------

            HEALTH CARE -- 4.1%
   6,500    Seafield Capital Corp.                                   233,375        221,000
                                                                  ----------    ------------

            MEDIA/OTHER -- 6.5%
  20,000    Valassis Communications, Inc.*                           255,075        350,000
                                                                  ----------    ------------

            MORTGAGE BANKING -- 16.1%
  32,000    Countrywide Credit, Inc.                                 484,366        696,000
  12,127    Resource Bancshares Mtg. Grp.*                            85,000        172,810
                                                                  ----------    ------------
                                                                     569,366        868,810
                                                                  ----------    ------------

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 SHARES
OR UNITS                                                             COST       MARKET VALUE
--------                                                          ----------    ------------
            REAL ESTATE AND CONSTRUCTION -- 4.5%
   9,000    Catellus Development Corp.*                           $   57,885     $   54,000
   3,000    Forest City Enterprises CL A                             101,498         97,125
   5,000    NHP, Inc.*                                                66,875         92,500
                                                                  ----------    ------------
                                                                     226,258        243,625
                                                                  ----------    ------------

            REAL ESTATE INVESTMENT TRUSTS -- 12.2%
  24,005    Redwood Trust, Inc.                                      370,640        438,091
  14,000    Thornburg Mortgage Asset Corp.                           212,340        220,500
                                                                  ----------    ------------
                                                                     582,980        658,591
                                                                  ----------    ------------

            TELECOMMUNICATIONS EQUIPMENT -- 4.0%
  16,500    Digital Systems International, Inc.*                     112,625        214,500
                                                                  ----------    ------------

            TELECOMMUNICATIONS SERVICES -- 7.5%
   6,000    Cellular Communications of Puerto Rico, Inc.*            156,750        166,500
  14,000    Centennial Cellular Corp. CL A*                          214,562        239,750
                                                                  ----------    ------------
                                                                     371,312        406,250
                                                                  ----------    ------------
            Total Common Stocks                                    4,136,221      5,259,744
                                                                  ----------    ------------

            WARRANTS -- 1.4%
  16,000    Redwood Trust, Inc.**                                     51,360         76,000
                                                                  ----------    ------------


  FACE
 AMOUNT
--------

            SHORT-TERM SECURITIES -- 1.8%
$100,957    Norwest U.S. Government Money Market Fund, 5.2%          100,957        100,957
                                                                  ----------    ------------
            Total Investments in Securities                       $4,288,538***   5,436,701
                                                                  ----------    ------------
                                                                  ----------
            Other Assets Less Liabilities -- (.5%)                                  (28,786)
                                                                                ------------
            Total Net Assets -- 100.0%                                           $5,407,915
                                                                                ------------
                                                                                ------------
            Net Asset Value Per Share                                            $   14.661
                                                                                ------------
                                                                                ------------

*Non-income producing
**Each warrant allows for the purchase of 1 share of common stock at $14.99; expiration date is 12/31/97
***Also approximates cost for federal income tax purposes

--------------------------------------------------------------------------------
    WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Carroll E. Fredrickson
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which describes the Fund's objectives, policies and other information.